Exhibit 99

Form 4 Joint Filer Information

Name:   Vivo Ventures V Affiliates Fund, LP.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact Vivo Ventures V, LLC as
             general partner of Vivo Ventures V Affiliates Fund, L.P.

Name:   Vivo Ventures V LLC

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact Vivo Ventures V, LLC as
             member of Vivo Ventures V, LLC

Name:   BDF IV Annex Fund, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact BioAsia Investments IV, LLC,
             as general partner of BDF IV Annex Fund, L.P.

Name:   Biotechnology Development Fund IV, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact BioAsia Investments IV, LLC,
             as general partner of Biotechnology Development Fund IV, L.P.

Name:   Biotechnology Development Fund IV Affiliates, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact BioAsia Investments IV, LLC,
             as general partner of Biotechnology Development Fund IV Affiliates,
             L.P.

Name:   BioAsia Investments IV, LLC

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact BioAsia Investments IV, LLC,
             as member of BioAsia Investments IV, LLC

Name:   Biotechnology Development Fund II, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact BioAsia Management, LLC, as
             general partner of Biotechnology Development Fund II, L.P.

Name:   BioAsia Management LLC

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact BioAsia Management, LLC, as
             member of BioAsia Management LLC

Name:   Frank Kung

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ Frank Kung

Name:   Dr. Albert Cha

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact

Name:   Edgar Engleman

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CAPN, CAPNW)

Date of Event Requiring Statement:   November 18, 2014

Signature:   /s/ David O'Toole, as Attorney-In-Fact